UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017.

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-04957	73-0750007
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5402 South 122nd East Avenue, Tulsa, Oklahoma 74146

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 12, 2017, Educational Development Corporation (the “Company”) announced via press release first quarter fiscal 2018 revenues as well as its entry into the Fifth Amendment Loan Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2017, the Company executed the Fifth Amendment Loan Agreement (the “Amendment”) with Midfirst Bank (the “Lender”) related to our Loan Agreement dated as of March 10, 2016, as amended (the “Loan Agreement”). The Amendment modifies the Loan Agreement to increase the maximum revolving principal amount from $7.0 million to $10.0 million and extends the termination date of the Loan Agreement to June 15, 2018. Under the terms of the Amendment, the maximum revolving principal amount can be further extended to $15.0 million based on the Company completing certain requirements and based on the approval of the Lender.

The Amendment also modifies the Loan Agreement to include an advancing term loan (the “Term Loan”) of $3.0 million which the Company will use to cover the cost of the planned fiscal 2018 capital improvements to increase its daily shipping capacity. The Advancing Term Loan accrues interest only between June 9 and December 9, 2017, at which time the amount advanced will be converted to a term loan and will amortize over a thirty-six-month period.

The foregoing description of the Amendment is not complete and is qualified in all respects subject to the actual provisions of the amendment, a copy of which has been filed as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       EXHIBITS

Exhibit Number	Description
10.01 99.1	Fifth Amendment Loan Agreement Press release dated as of June 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:             /s/ Randall W. White

Randall W. White

President and Chief Executive Officer

Date: June 15, 2017

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.01	Fifth Amendment Loan Agreement
99.1	Press release dated as of June 12, 2017